ANNUAL REPORT

TEMPLETON GLOBAL
SMALLER COMPANIES FUND, INC.


                                                                 AUGUST 31, 2001



[FRANKLIN TEMPLETON INVESTMENTS LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



     [PHOTO OF TUCKER SCOTT]                       [PHOTO OF SIMON RUDOLPH]


                           [PHOTO OF CYNTHIA SWEETING]



                               Portfolio Managers
                  Templeton Global Smaller Companies Fund, Inc.


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
SHAREHOLDER LETTER


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Your Fund's Goal: Templeton Global Smaller Companies Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests mainly in the equity securities of smaller companies located anywhere in the world, including emerging markets.
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Dear Shareholder:

This annual report for Templeton Global Smaller Companies Fund covers the fiscal year ended August 31, 2001. During the 12 months under review, the world economy continued to slow, led by the U.S., which recorded annualized second quarter gross domestic product growth of just 0.3%. Subsequently, the International Monetary Fund lowered its global economic growth forecasts from 3.2% to 2.8% for 2001, and from 3.9% to 3.6% for 2002. As a result, central banks throughout the world began cutting key interest rates in an attempt to stem the economic slide. The U.S.


CONTENTS


Shareholder Letter .........................................................   1

Performance Summary ........................................................   8

Financial Highlights & Statement of Investments ............................  13

Financial Statements .......................................................  22

Notes to Financial Statements ..............................................  25

Independent Auditors' Report ...............................................  30

Tax Designation ............................................................  31


FUND CATEGORY
[PYRAMID GRAPHIC]


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 17.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/01

[PIE GRAPH]

Europe                                                                     42.2%
North America                                                              23.3%
Asia                                                                       21.2%
Latin America                                                               3.6%
Mid-East/Africa                                                             0.6%
Short-Term Investments & Other Net Assets                                   9.1%

took the lead role, with the Federal Reserve Board lowering the federal funds target rate seven times.

Not surprisingly, investors reacted negatively to the economic news and most world equity markets lost ground during the reporting period. Investors as a whole continued to prefer stocks with low prices relative to their earnings, and the stocks that fared best were in industries that were out of favor during the technology and Internet craze. Overall, smaller capitalization stocks outperformed their large-cap counterparts, as they largely offered a reasonable haven from the global equity market turmoil, primarily because they were generally ignored in the incredible run-up and subsequent overvaluation in the large-cap growth stock arena.

Economic trends typically affect smaller companies more, in both upturns and downturns, as small companies tend to show stronger profit growth than larger firms in good times but usually get hurt more in downturns. However, smaller companies generally benefit from a declining interest rate environment, as they often must borrow to expand and grow their businesses. The declining interest rate environment provided some positive fundamentals for smaller U.S. companies this year, even as the economy continued to weaken. However, smaller companies in Europe and Asia did not receive a similar benefit, as interest rates in those regions did not fall as significantly.

Within this demanding environment, Templeton Global Smaller Companies Fund - Class A posted a one-year cumulative total return of -12.50% as of August 31, 2001, as shown in the Performance Summary beginning on page 8. In comparison, the Fund's benchmark, the Morgan Stanley Capital International (MSCI(R)) World Index, posted a 12-month cumulative total return of -25.11% for the same period.(1) We believe the reason for the outperformance relative to the benchmark is straightforward -- we avoided stocks that we believed were highly priced and concentrated on opportunities in the world's out-of-favor markets and sectors, which we now anticipate will benefit when global economies stabilize. We also focused our attention on long-term opportunities, rather than speculating on short-term market movements.

The small-cap sector includes many solid businesses with quality management and strong balance sheets. While there are currently no apparent industry investment themes, our bottom-up research focuses on uncovering smaller companies that are producing earnings and cash flow growth while selling at wide discounts to the overall market. We get excited when we can buy companies we consider to be high quality that have credible earnings and a catalyst for operating improvement. Smaller companies often have much greater upside potential than large ones that each year have to expand from a higher and higher base and work harder to protect their market share from hungry new competitors. If we buy solid companies at a large discount to their "true" value, we believe our investments will ultimately be rewarded.



1. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index measures the performance of approximately 1,450 securities listed in 22 countries and is designed to measure world stock performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 EQUITY HOLDINGS
8/31/01


COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Giordano International Ltd.                                                 3.7%
Specialty Retail, Hong Kong

South China Morning Post Holdings Ltd.                                      2.4%
Media, Hong Kong

Li & Fung Ltd.                                                              2.2%
Distributors, Hong Kong

Internatio-Muller NV                                                        2.2%
Trading Companies & Distributors, Netherlands

Alberto-Culver Co.,                                                         2.1%
A Household Products, U.S.

Aalberts Industries NV                                                      2.1%
Industrial Conglomerates, Netherlands

Scholastic Corp.                                                            1.9%
Media, U.S.

Grupo Continental SA                                                        1.8%
Beverages, Mexico

Geest PLC                                                                   1.8%
Food Products, U.K.

Erste Bank der Oester Sparkassen AG                                         1.8%
Banks, Austria

We analyze stocks using classic value criteria, such as low price to earnings, cash flow and book valuations, but we also search for potential growth and other favorable business trends that the market may not widely recognize. In addition to identifying companies that meet these criteria, we are also searching for operational catalysts such as a change in management, a new business or a divestiture. While change may create confusion, it can also provide opportunity.

At period-end, we believe the Fund was positioned quite defensively given the economic environment, although we are always looking for bargains in out-of-favor areas and recently intensified our efforts in researching formerly highflying technology stocks to see if any may meet our criteria.

During the 12 months under review, the Fund benefited from a number of companies' solid performances. The health care services area interests us because of the powerful demographics at work. Several of our holdings performed well over the past several months including Netherlands-based European drug distributor OPG and Triad Hospitals, a spinoff from Columbia HCA, which owns and manages hospitals and ambulatory surgical centers in the southern U.S.

Giordano is another holding we believe will be beneficial for the Fund. Giordano is Asia's answer to the Gap -- it operates over 900 retail stores selling t-shirts, polo shirts, jeans and trousers. Across non-Japan Asia, the Giordano brand is synonymous with high-quality casual clothing available at reasonable prices. Sales have increased at mid-teens growth rates for the past two years as the company has expanded in mainland China. On a price-to-earnings (P/E) basis, Hong Kong-listed Giordano at period-end sold at half the multiple accorded the Gap (13x P/E vs. 26x P/E), and yet we see a very compelling growth opportunity at Giordano that the Gap will be unlikely to duplicate due to its larger size.

Also in Hong Kong, we hold shares in South China Morning Post, the newspaper group with a current monopoly position among English-speaking readers in Hong Kong and southern China. The company has net cash on its extremely strong balance sheet and has a dividend yield of about 6%. At a stock price of only 14 times earnings at period-end, we felt the company's leading position and strong profitability were not adequately recognized by the market.

In the U.K., our largest position was in Geest, a provider of chilled foods in the U.K. and continental Europe. This segment of the European food business is growing faster than the industry as a whole, and Geest is well-placed to benefit. Company management proved to be innovative in the past, and they have attempted to position the company to maximize profitable growth. We were comfortable investing in such a high-quality company when we could buy the shares at only 16 times next year's projected earnings.

It is important to note that there are special risks associated with global investments in smaller companies, and these risks are heightened in emerging markets. These include political, social and economic uncertainties, price volatility, illiquidity, currency fluctuation and limited product lines, markets, or financial and management resources. In addition, emerging markets are relatively small and less liquid. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Mexico Free Index has increased 1,300% in the last 13 years, but has suffered 5 quarterly declines of more than 15% during that time.(2) The short-term price volatility of smaller companies and emerging markets can be disconcerting, and declines in excess of 50% are not unusual in emerging markets.

While finalizing this annual summary to our shareholders, we were deeply shocked and saddened by the terrorist acts on American soil and the human tragedy they have caused. The attacks were socially and emotionally horrifying, and clearly will contribute to near-term economic and financial disruption. However, we strongly believe that equity markets and our fundamental stock selection philosophy and process will weather the intermediate-term uncertainty. Our near-term Fund activity will be heavily influenced by balance sheet analysis due to the heightened risk of slowing economic activity. We do expect the harsh global equity market correction we are experiencing will provide us opportunities to purchase what we consider are undervalued and well-positioned companies that will be attractive over the longer


2. Source: Standard & Poor's Micropal. Based on quarterly percentage price change over 13 years ended 6/30/01. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged MSCI Mexico Free Index is a capitalization-weighted (outstanding shares time price) index that reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreign investors.

term, and we are optimistic that our bottom-up analytical capabilities will allow us to uncover these bargains.

We look forward to serving you in the coming year and thank you for your continued support.

Sincerely,


/s/ Tucker Scott

Tucker Scott


/s/ Simon Rudolph

Simon Rudolph


/s/ Cynthia Sweeting

Cynthia Sweeting
Portfolio Management Team
Templeton Global Smaller Companies Fund, Inc.



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This discussion reflects our views, opinions and portfolio holdings as of August
31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the
Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

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CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to
7/1/92, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
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PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE          8/31/01      8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$1.20           $6.10        $7.30
DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                         $0.1020
Short-Term Capital Gain                 $0.1412
Long-Term Capital Gain                  $0.0444
                                        -------
      Total                             $0.2876

CLASS B                                 CHANGE          8/31/01      8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$1.21           $5.99        $7.20
DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                         $0.0808
Short-Term Capital Gain                 $0.1412
Long-Term Capital Gain                  $0.0444
                                        -------
      Total                             $0.2664

CLASS C                                 CHANGE          8/31/01      8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$1.19           $6.00        $7.19
DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                         $0.0594
Short-Term Capital Gain                 $0.1412
Long-Term Capital Gain                  $0.0444
                                        -------
      Total                             $0.2450

ADVISOR CLASS                           CHANGE          8/31/01      8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$1.19           $6.12        $7.31
DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                         $0.1151
Short-Term Capital Gain                 $0.1412
Long-Term Capital Gain                  $0.0444
                                        -------
      Total                             $0.3007


Templeton Global Smaller Companies Fund, Inc. paid distributions derived from long-term capital gains of 4.44 cents ($0.0444) per share in December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

PERFORMANCE

CLASS A                                           1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       -12.50%      2.10%      81.15%
Average Annual Total Return(2)                   -17.58%     -0.76%       5.50%
Value of $10,000 Investment(3)                    $8,242     $9,624     $17,081
Avg. Ann. Total Return (9/30/01)(4)              -25.13%     -3.94%       3.99%

                                                                      INCEPTION
CLASS B                                                      1-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                  -13.13%      -3.45%
Average Annual Total Return(2)                              -16.46%      -2.30%
Value of $10,000 Investment(3)                               $8,354      $9,399
Avg. Ann. Total Return (9/30/01)(4)                         -24.32%      -7.33%

                                                                      INCEPTION
CLASS C                                          1-YEAR      5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       -13.17%     -1.83%      21.03%
Average Annual Total Return(2)                   -14.83%     -0.58%       2.89%
Value of $10,000 Investment(3)                    $8,517     $9,714     $11,981
Avg. Ann. Total Return (9/30/01)(4)              -22.86%     -3.77%       0.53%

ADVISOR CLASS(5)                                 1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                      -12.16%       3.84%      84.25%
Average Annual Total Return(2)                  -12.16%       0.76%       6.30%
Value of $10,000 Investment(3)                   $8,784     $10,384     $18,425
Avg. Ann. Total Return (9/30/01)(4)             -20.37%      -2.45%       4.79%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -4.69% and -1.02%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

                          AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                  8/31/01
--------------------------------------------------------------------------------
1-Year                                                                   -17.58%

5-Year                                                                    -0.76%

10-Year                                                                    5.50%

                          AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                                  8/31/01
--------------------------------------------------------------------------------
1-Year                                                                   -16.46%

Since Inception (1/1/99)                                                  -2.30%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


CLASS A (9/1/91 - 8/31/01)

The following line graph compares the performance of Templeton Global Smaller Companies Fund - Class A with that of the MSCI World Index(6) and the CPI(6) based on a $10,000 investment from 9/01/91 to 8/31/01.

               TEMPLETON GLOBAL SMALLER COMPANIES FUND - CLASS A

    PERIOD        TEMPLETON GLOBAL      MSCI WORLD      CPI(6)
                SMALLER COMPANIES FUND    INDEX(6)

  09/01/1991            $9,430           $10,000      $10,000
  09/30/1991            $9,406           $10,264      $10,044
  10/31/1991            $9,403           $10,432      $10,059
  11/30/1991            $9,178            $9,980      $10,088
  12/31/1991            $9,729           $10,708      $10,095
  01/31/1992           $10,130           $10,512      $10,110
  02/29/1992           $10,389           $10,332      $10,147
  03/31/1992           $10,065            $9,848      $10,199
  04/30/1992           $10,207            $9,987      $10,213
  05/31/1992           $10,518           $10,386      $10,227
  06/30/1992           $10,285           $10,040      $10,264
  07/31/1992           $10,169           $10,067      $10,286
  08/31/1992            $9,962           $10,314      $10,314
  09/30/1992            $9,806           $10,221      $10,343
  10/31/1992            $9,766            $9,946      $10,379
  11/30/1992            $9,830           $10,126      $10,394
  12/31/1992           $10,088           $10,210      $10,387
  01/31/1993           $10,515           $10,246      $10,438
  02/28/1993           $10,729           $10,491      $10,474
  03/31/1993           $11,189           $11,101      $10,511
  04/30/1993           $11,336           $11,618      $10,540
  05/31/1993           $11,550           $11,887      $10,555
  06/30/1993           $11,402           $11,790      $10,570
  07/31/1993           $11,484           $12,035      $10,570
  08/31/1993           $12,224           $12,589      $10,599
  09/30/1993           $12,273           $12,358      $10,622
  10/31/1993           $12,702           $12,701      $10,665
  11/30/1993           $12,619           $11,984      $10,673
  12/31/1993           $13,301           $12,573      $10,673
  01/31/1994           $14,016           $13,404      $10,701
  02/28/1994           $13,767           $13,232      $10,738
  03/31/1994           $13,284           $12,664      $10,774
  04/30/1994           $13,400           $13,058      $10,789
  05/31/1994           $13,351           $13,094      $10,797
  06/30/1994           $12,801           $13,060      $10,834
  07/31/1994           $13,217           $13,310      $10,863
  08/31/1994           $13,717           $13,714      $10,906
  09/30/1994           $13,584           $13,356      $10,936
  10/31/1994           $13,444           $13,738      $10,943
  11/30/1994           $12,839           $13,144      $10,958
  12/31/1994           $12,690           $13,274      $10,958
  01/31/1995           $12,349           $13,078      $11,002
  02/28/1995           $12,605           $13,271      $11,046
  03/31/1995           $12,878           $13,914      $11,082
  04/30/1995           $13,442           $14,401      $11,119
  05/31/1995           $13,852           $14,526      $11,141
  06/30/1995           $14,228           $14,525      $11,163
  07/31/1995           $14,928           $15,254      $11,163
  08/31/1995           $14,979           $14,917      $11,192
  09/30/1995           $15,167           $15,354      $11,214
  10/31/1995           $14,647           $15,114      $11,251
  11/30/1995           $14,758           $15,642      $11,244
  12/31/1995           $14,930           $16,101      $11,236
  01/31/1996           $15,341           $16,396      $11,302
  02/29/1996           $15,791           $16,499      $11,338
  03/31/1996           $16,026           $16,777      $11,397
  04/30/1996           $16,417           $17,174      $11,442
  05/31/1996           $16,730           $17,191      $11,463
  06/30/1996           $16,848           $17,281      $11,470
  07/31/1996           $16,163           $16,673      $11,492
  08/31/1996           $16,730           $16,868      $11,514
  09/30/1996           $17,004           $17,530      $11,551
  10/31/1996           $17,249           $17,657      $11,588
  11/30/1996           $17,732           $18,649      $11,610
  12/31/1996           $18,228           $18,354      $11,610
  01/31/1997           $18,555           $18,578      $11,647
  02/28/1997           $18,773           $18,796      $11,683
  03/31/1997           $18,664           $18,427      $11,712
  04/30/1997           $18,642           $19,033      $11,726
  05/31/1997           $19,514           $20,212      $11,719
  06/30/1997           $20,299           $21,222      $11,733
  07/31/1997           $20,844           $22,203      $11,747
  08/31/1997           $20,779           $20,722      $11,770
  09/30/1997           $21,629           $21,851      $11,799
  10/31/1997           $20,006           $20,704      $11,829
  11/30/1997           $19,547           $21,075      $11,821
  12/31/1997           $19,516           $21,334      $11,807
  01/31/1998           $18,878           $21,931      $11,830
  02/28/1998           $20,459           $23,418      $11,852
  03/31/1998           $21,451           $24,411      $11,875
  04/30/1998           $21,616           $24,653      $11,896
  05/31/1998           $21,144           $24,347      $11,917
  06/30/1998           $20,223           $24,929      $11,932
  07/31/1998           $19,492           $24,891      $11,946
  08/31/1998           $16,283           $21,576      $11,960
  09/30/1998           $16,117           $21,962      $11,975
  10/31/1998           $16,480           $23,952      $12,004
  11/30/1998           $17,121           $25,379      $12,004
  12/31/1998           $17,293           $26,623      $11,996
  01/31/1999           $16,579           $27,209      $12,025
  02/28/1999           $16,012           $26,488      $12,040
  03/31/1999           $16,456           $27,595      $12,076
  04/30/1999           $18,008           $28,688      $12,164
  05/31/1999           $17,761           $27,643      $12,164
  06/30/1999           $18,254           $28,937      $12,164
  07/31/1999           $18,426           $28,853      $12,200
  08/31/1999           $18,229           $28,807      $12,230
  09/30/1999           $17,638           $28,530      $12,288
  10/31/1999           $17,602           $30,017      $12,310
  11/30/1999           $17,921           $30,866      $12,318
  12/31/1999           $19,041           $33,370      $12,318
  01/31/2000           $18,773           $31,461      $12,355
  02/29/2000           $19,362           $31,549      $12,428
  03/31/2000           $19,977           $33,732      $12,530
  04/30/2000           $19,041           $32,309      $12,537
  05/31/2000           $18,747           $31,495      $12,552
  06/30/2000           $19,522           $32,559      $12,617
  07/31/2000           $19,362           $31,647      $12,646
  08/31/2000           $19,522           $32,682      $12,646
  09/30/2000           $18,586           $30,947      $12,712
  10/31/2000           $17,571           $30,433      $12,734
  11/30/2000           $16,820           $28,589      $12,741
  12/31/2000           $17,445           $29,055      $12,734
  01/31/2001           $18,369           $29,619      $12,814
  02/28/2001           $18,033           $27,119      $12,865
  03/31/2001           $16,437           $25,342      $12,895
  04/30/2001           $17,165           $27,223      $12,946
  05/31/2001           $17,977           $26,885      $13,005
  06/30/2001           $17,585           $26,046      $13,027
  07/31/2001           $17,249           $25,703      $12,990
  08/31/2001           $17,081           $24,474      $12,990


CLASS B (1/1/99 - 8/31/01)

The following line graph compares the performance of Templeton Global Smaller Companies Fund - Class B with that of the MSCI World Index(6) and the CPI(6) based on a $10,000 investment from 01/01/99 to 8/31/01.

               TEMPLETON GLOBAL SMALLER COMPANIES FUND - CLASS B

     PERIOD         TEMPLETON GLOBAL      MSCI WORLD         CPI(6)
                   SMALLER COMPANIES        INDEX(6)
                          FUND
   01/01/1999           $10,000             $10,000        $10,000
   01/31/1999            $9,573             $10,220        $10,024
   02/28/1999            $9,245              $9,949        $10,036
   03/31/1999            $9,487             $10,365        $10,066
   04/30/1999           $10,385             $10,776        $10,140
   05/31/1999           $10,242             $10,383        $10,140
   06/30/1999           $10,513             $10,869        $10,140
   07/31/1999           $10,613             $10,838        $10,170
   08/31/1999           $10,484             $10,820        $10,194
   09/30/1999           $10,142             $10,716        $10,243
   10/31/1999           $10,118             $11,275        $10,262
   11/30/1999           $10,287             $11,594        $10,268
   12/31/1999           $10,914             $12,534        $10,268
   01/31/2000           $10,759             $11,817        $10,299
   02/29/2000           $11,084             $11,850        $10,360
   03/31/2000           $11,423             $12,670        $10,444
   04/30/2000           $10,883             $12,136        $10,451
   05/31/2000           $10,713             $11,830        $10,463
   06/30/2000           $11,145             $12,230        $10,518
   07/31/2000           $11,037             $11,887        $10,542
   08/31/2000           $11,114             $12,276        $10,542
   09/30/2000           $10,590             $11,624        $10,597
   10/31/2000            $9,985             $11,431        $10,615
   11/30/2000            $9,569             $10,738        $10,621
   12/31/2000            $9,929             $10,913        $10,615
   01/31/2001           $10,428             $11,125        $10,682
   02/28/2001           $10,235             $10,186        $10,724
   03/31/2001            $9,332              $9,519        $10,749
   04/30/2001            $9,719             $10,225        $10,792
   05/31/2001           $10,187             $10,099        $10,841
   06/30/2001            $9,961              $9,783        $10,859
   07/31/2001            $9,751              $9,654        $10,829
   08/31/2001            $9,399              $9,193        $10,829


CLASS C (5/1/95 - 8/31/01)

The following line graph compares the performance of Templeton Global Smaller Companies Fund -- Class C with that of the MSCI World Index(6) and the CDI(6) based on a $10,000 investment from 05/04/95 to 8/31/01.

               TEMPLETON GLOBAL SMALLER COMPANIES FUND - CLASS C

    PERIOD                TEMPLETON         MSCI WORLD            CPI(6)
                       GLOBAL SMALLER         INDEX(6)
                       COMPANIES FUND

  05/01/1995                $9,899            $10,000           $10,000
  05/31/1995               $10,202            $10,087           $10,020
  06/30/1995               $10,479            $10,086           $10,040
  07/31/1995               $10,982            $10,592           $10,040
  08/31/1995               $11,020            $10,358           $10,066
  09/30/1995               $11,146            $10,662           $10,086
  10/31/1995               $10,747            $10,495           $10,120
  11/30/1995               $10,829            $10,862           $10,112
  12/31/1995               $10,936            $11,181           $10,105
  01/31/1996               $11,238            $11,386           $10,165
  02/29/1996               $11,570            $11,457           $10,198
  03/31/1996               $11,728            $11,650           $10,251
  04/30/1996               $12,002            $11,926           $10,291
  05/31/1996               $12,232            $11,938           $10,310
  06/30/1996               $12,319            $12,000           $10,316
  07/31/1996               $11,800            $11,578           $10,336
  08/31/1996               $12,203            $11,713           $10,356
  09/30/1996               $12,405            $12,173           $10,389
  10/31/1996               $12,565            $12,261           $10,422
  11/30/1996               $12,920            $12,950           $10,442
  12/31/1996               $13,271            $12,745           $10,442
  01/31/1997               $13,510            $12,901           $10,475
  02/28/1997               $13,654            $13,052           $10,508
  03/31/1997               $13,558            $12,796           $10,534
  04/30/1997               $13,542            $13,217           $10,547
  05/31/1997               $14,166            $14,035           $10,540
  06/30/1997               $14,726            $14,737           $10,553
  07/31/1997               $15,109            $15,418           $10,565
  08/31/1997               $15,061            $14,389           $10,586
  09/30/1997               $15,669            $15,174           $10,612
  10/31/1997               $14,471            $14,377           $10,639
  11/30/1997               $14,135            $14,634           $10,632
  12/31/1997               $14,111            $14,814           $10,619
  01/31/1998               $13,629            $15,229           $10,640
  02/28/1998               $14,766            $16,262           $10,660
  03/31/1998               $15,455            $16,951           $10,680
  04/30/1998               $15,558            $17,119           $10,699
  05/31/1998               $15,197            $16,907           $10,719
  06/30/1998               $14,525            $17,311           $10,731
  07/31/1998               $13,990            $17,285           $10,744
  08/31/1998               $11,682            $14,983           $10,757
  09/30/1998               $11,561            $15,251           $10,770
  10/31/1998               $11,819            $16,632           $10,796
  11/30/1998               $12,284            $17,624           $10,796
  12/31/1998               $12,391            $18,487           $10,789
  01/31/1999               $11,872            $18,894           $10,815
  02/28/1999               $11,443            $18,393           $10,828
  03/31/1999               $11,765            $19,162           $10,861
  04/30/1999               $12,874            $19,921           $10,940
  05/31/1999               $12,695            $19,196           $10,940
  06/30/1999               $13,017            $20,094           $10,940
  07/31/1999               $13,142            $20,036           $10,973
  08/31/1999               $12,999            $20,004           $10,999
  09/30/1999               $12,570            $19,812           $11,052
  10/31/1999               $12,549            $20,844           $11,072
  11/30/1999               $12,759            $21,434           $11,079
  12/31/1999               $13,529            $23,172           $11,079
  01/31/2000               $13,357            $21,847           $11,112
  02/29/2000               $13,740            $21,908           $11,177
  03/31/2000               $14,182            $23,424           $11,269
  04/30/2000               $13,510            $22,435           $11,276
  05/31/2000               $13,299            $21,870           $11,289
  06/30/2000               $13,836            $22,609           $11,348
  07/31/2000               $13,721            $21,976           $11,374
  08/31/2000               $13,798            $22,695           $11,374
  09/30/2000               $13,145            $21,490           $11,433
  10/31/2000               $12,410            $21,133           $11,453
  11/30/2000               $11,894            $19,852           $11,460
  12/31/2000               $12,320            $20,176           $11,453
  01/31/2001               $12,959            $20,567           $11,525
  02/28/2001               $12,700            $18,831           $11,571
  03/31/2001               $11,581            $17,598           $11,598
  04/30/2001               $12,081            $18,904           $11,644
  05/31/2001               $12,640            $18,669           $11,696
  06/30/2001               $12,360            $18,087           $11,716
  07/31/2001               $12,101            $17,848           $11,683
  08/31/2001               $11,981            $16,995           $11,683


The following line graph compares the performance of Templeton Global Smaller Companies Fund Advisor Class with that of the MSCI World Index(6) and the CPI(6) based on a $10,000 investment from 09/04/91 to 8/31/01.

            TEMPLETON GLOBAL SMALLER COMPANIES FUND - ADVISOR CLASS

   PERIOD              TEMPLETON GLOBAL     MSCI WORLD            CPI(6)
                       SMALLER COMPANIES      INDEX(6)
                             FUND

  09/01/1991               $10,000            $10,000           $10,000
  09/30/1991                $9,975            $10,264           $10,044
  10/31/1991                $9,972            $10,432           $10,059
  11/30/1991                $9,734             $9,980           $10,088
  12/31/1991               $10,317            $10,708           $10,095
  01/31/1992               $10,743            $10,512           $10,110
  02/29/1992               $11,017            $10,332           $10,147
  03/31/1992               $10,674             $9,848           $10,199
  04/30/1992               $10,825             $9,987           $10,213
  05/31/1992               $11,154            $10,386           $10,227
  06/30/1992               $10,907            $10,040           $10,264
  07/31/1992               $10,784            $10,067           $10,286
  08/31/1992               $10,564            $10,314           $10,314
  09/30/1992               $10,400            $10,221           $10,343
  10/31/1992               $10,357             $9,946           $10,379
  11/30/1992               $10,425            $10,126           $10,394
  12/31/1992               $10,698            $10,210           $10,387
  01/31/1993               $11,151            $10,246           $10,438
  02/28/1993               $11,378            $10,491           $10,474
  03/31/1993               $11,865            $11,101           $10,511
  04/30/1993               $12,022            $11,618           $10,540
  05/31/1993               $12,249            $11,887           $10,555
  06/30/1993               $12,092            $11,790           $10,570
  07/31/1993               $12,179            $12,035           $10,570
  08/31/1993               $12,963            $12,589           $10,599
  09/30/1993               $13,015            $12,358           $10,622
  10/31/1993               $13,470            $12,701           $10,665
  11/30/1993               $13,382            $11,984           $10,673
  12/31/1993               $14,105            $12,573           $10,673
  01/31/1994               $14,864            $13,404           $10,701
  02/28/1994               $14,600            $13,232           $10,738
  03/31/1994               $14,088            $12,664           $10,774
  04/30/1994               $14,211            $13,058           $10,789
  05/31/1994               $14,158            $13,094           $10,797
  06/30/1994               $13,576            $13,060           $10,834
  07/31/1994               $14,017            $13,310           $10,863
  08/31/1994               $14,547            $13,714           $10,906
  09/30/1994               $14,405            $13,356           $10,936
  10/31/1994               $14,257            $13,738           $10,943
  11/30/1994               $13,616            $13,144           $10,958
  12/31/1994               $13,458            $13,274           $10,958
  01/31/1995               $13,096            $13,078           $11,002
  02/28/1995               $13,367            $13,271           $11,046
  03/31/1995               $13,657            $13,914           $11,082
  04/30/1995               $14,255            $14,401           $11,119
  05/31/1995               $14,690            $14,526           $11,141
  06/30/1995               $15,088            $14,525           $11,163
  07/31/1995               $15,831            $15,254           $11,163
  08/31/1995               $15,885            $14,917           $11,192
  09/30/1995               $16,084            $15,354           $11,214
  10/31/1995               $15,533            $15,114           $11,251
  11/30/1995               $15,651            $15,642           $11,244
  12/31/1995               $15,833            $16,101           $11,236
  01/31/1996               $16,269            $16,396           $11,302
  02/29/1996               $16,747            $16,499           $11,338
  03/31/1996               $16,996            $16,777           $11,397
  04/30/1996               $17,411            $17,174           $11,442
  05/31/1996               $17,743            $17,191           $11,463
  06/30/1996               $17,867            $17,281           $11,470
  07/31/1996               $17,141            $16,673           $11,492
  08/31/1996               $17,743            $16,868           $11,514
  09/30/1996               $18,033            $17,530           $11,551
  10/31/1996               $18,292            $17,657           $11,588
  11/30/1996               $18,805            $18,649           $11,610
  12/31/1996               $19,331            $18,354           $11,610
  01/31/1997               $19,701            $18,578           $11,647
  02/28/1997               $19,909            $18,796           $11,683
  03/31/1997               $19,816            $18,427           $11,712
  04/30/1997               $19,793            $19,033           $11,726
  05/31/1997               $20,741            $20,212           $11,719
  06/30/1997               $21,550            $21,222           $11,733
  07/31/1997               $22,152            $22,203           $11,747
  08/31/1997               $22,082            $20,722           $11,770
  09/30/1997               $23,007            $21,851           $11,799
  10/31/1997               $21,296            $20,704           $11,829
  11/30/1997               $20,808            $21,075           $11,821
  12/31/1997               $20,769            $21,334           $11,807
  01/31/1998               $20,092            $21,931           $11,830
  02/28/1998               $21,797            $23,418           $11,852
  03/31/1998               $22,826            $24,411           $11,875
  04/30/1998               $23,026            $24,653           $11,896
  05/31/1998               $22,525            $24,347           $11,917
  06/30/1998               $21,546            $24,929           $11,932
  07/31/1998               $20,744            $24,891           $11,946
  08/31/1998               $17,332            $21,576           $11,960
  09/30/1998               $17,182            $21,962           $11,975
  10/31/1998               $17,581            $23,952           $12,004
  11/30/1998               $18,263            $25,379           $12,004
  12/31/1998               $18,447            $26,623           $11,996
  01/31/1999               $17,686            $27,209           $12,025
  02/28/1999               $17,082            $26,488           $12,040
  03/31/1999               $17,555            $27,595           $12,076
  04/30/1999               $19,208            $28,688           $12,164
  05/31/1999               $18,972            $27,643           $12,164
  06/30/1999               $19,496            $28,937           $12,164
  07/31/1999               $19,680            $28,853           $12,200
  08/31/1999               $19,470            $28,807           $12,230
  09/30/1999               $18,867            $28,530           $12,288
  10/31/1999               $18,830            $30,017           $12,310
  11/30/1999               $19,170            $30,866           $12,318
  12/31/1999               $20,356            $33,370           $12,318
  01/31/2000               $20,098            $31,461           $12,355
  02/29/2000               $20,699            $31,549           $12,428
  03/31/2000               $21,385            $33,732           $12,530
  04/30/2000               $20,384            $32,309           $12,537
  05/31/2000               $20,098            $31,495           $12,552
  06/30/2000               $20,899            $32,559           $12,617
  07/31/2000               $20,756            $31,647           $12,646
  08/31/2000               $20,899            $32,682           $12,646
  09/30/2000               $19,927            $30,947           $12,712
  10/31/2000               $18,823            $30,433           $12,734
  11/30/2000               $18,048            $28,589           $12,741
  12/31/2000               $18,718            $29,055           $12,734
  01/31/2001               $19,678            $29,619           $12,814
  02/28/2001               $19,348            $27,119           $12,865
  03/31/2001               $17,638            $25,342           $12,895
  04/30/2001               $18,388            $27,223           $12,946
  05/31/2001               $19,288            $26,885           $13,005
  06/30/2001               $18,868            $26,046           $13,027
  07/31/2001               $18,508            $25,703           $12,990
  08/31/2001               $18,425            $24,474           $12,990


                          AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                                  8/31/01
--------------------------------------------------------------------------------
1-Year                                                                   -14.83%

5-Year                                                                    -0.58%

Since Inception (5/1/95)                                                   2.89%

                          AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)                                                         8/31/01
--------------------------------------------------------------------------------
1-Year                                                                   -12.16%

5-Year                                                                     0.76%

10-Year                                                                    6.30%


6. Source: Standard & Poor's Micropal. The MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance.

7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Past performance does not guarantee future results.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

CLASS A

If you had invested $10,000 in Templeton Global Smaller Companies Fund - Class A at inception, it would have been worth $76,401 on August 31, 2001. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on June 1, 1981 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through August 31, 2001.(*)

                                [3-D LINE GRAPH]

This chart shows in a logarithmic format the growth of a $10,000 investment in Templeton Global Smaller Companies Fund -- Class A from 06/01/81 to 08/31/01.

                                                              TOTAL VALUE
                     VALUE OF             VALUE OF         OF INVESTMENT WITH
                    INVESTMENT           INVESTMENT         CAPITAL GAINS AND      CONSUMER
                 WITH DIVIDENDS      WITH CAPITAL GAINS        DIVIDENDS           PRICE
                    REINVESTED           REINVESTED            REINVESTED          INDEX
  06/01/1981            $9,423                $9,423               $9,423          $10,000
  12/31/1981            $9,352                $9,155               $9,356          $10,464
  12/31/1982           $12,214               $12,014              $12,720          $10,865
  12/31/1983           $15,332               $16,408              $17,674          $11,277
  12/31/1984           $14,603               $16,158              $17,746          $11,722
  12/31/1985           $17,722               $20,781              $23,186          $12,167
  12/31/1986           $20,149               $24,221              $27,562          $12,301
  12/31/1987           $16,905               $20,912              $24,362          $12,846
  12/31/1988           $19,693               $26,700              $31,381          $13,414
  12/31/1989           $22,533               $30,945              $36,984          $14,038
  12/31/1990           $17,661               $25,865              $31,190          $14,895
  12/31/1991           $22,989               $36,012              $43,515          $15,351
  12/31/1992           $19,720               $38,044              $45,120          $15,796
  12/31/1993           $26,204               $49,740              $59,490          $16,231
  12/31/1994           $25,125               $46,936              $56,761          $16,664
  12/31/1995           $26,728               $55,765              $66,780          $17,087
  12/31/1996           $30,417               $68,327              $81,529          $17,655
  12/31/1997           $31,228               $73,092              $87,289          $17,955
  12/31/1998           $27,764               $64,042              $77,349          $18,244
  12/31/1999           $30,204               $69,624              $85,165          $18,733
  12/31/2000           $27,666               $63,192              $78,029          $19,368
  08/31/2001           $26,604               $61,731              $76,401          $19,757


* Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which affects subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to the Fund's Class A shares. The Fund offers three other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

               Past performance does not guarantee future results.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Highlights

                                                                                 CLASS A
                                                --------------------------------------------------------------------------
                                                                          YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------------------
                                                   2001            2000            1999            1998            1997
                                                --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  year)
Net asset value, beginning of year..........         $7.30           $7.40           $6.90           $9.53           $8.55
                                                --------------------------------------------------------------------------
Income from investment operations:
 Net investment income......................           .07             .11             .13             .16             .13
 Net realized and unrealized gains
   (losses).................................          (.98)            .35             .66           (2.07)           1.77
                                                --------------------------------------------------------------------------
Total from investment operations............          (.91)            .46             .79           (1.91)           1.90
                                                --------------------------------------------------------------------------
Less distributions from:
 Net investment income......................          (.10)           (.17)           (.11)           (.13)           (.13)
 Net realized gains.........................          (.19)           (.39)           (.18)           (.59)           (.79)
                                                --------------------------------------------------------------------------
Total distributions.........................          (.29)           (.56)           (.29)           (.72)           (.92)
                                                --------------------------------------------------------------------------
Net asset value, end of year................         $6.10           $7.30           $7.40           $6.90           $9.53
                                                ==========================================================================
Total Return*...............................      (12.50)%           7.09%          11.96%        (21.64)%          24.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............      $647,893        $952,784      $1,059,988      $1,275,313      $1,881,547
Ratios to average net assets:
 Expenses...................................         1.46%           1.37%           1.39%           1.27%           1.30%
 Net investment income......................         1.07%           1.60%           1.90%           1.69%           1.43%
Portfolio turnover rate.....................        36.65%          27.19%          14.04%          23.52%          25.60%

*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Highlights (continued)

                                                                          CLASS B
                                                                          -------
                                                                   YEAR ENDED AUGUST 31,
                                                                   ---------------------
                                                                  2001       2000     1999+
                                                                  -------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................       $7.20     $7.36     $7.02
                                                                ----------------------------
Income from investment operations:
 Net investment income......................................         .03       .07       .07
 Net realized and unrealized gains (losses).................        (.97)      .32       .27
                                                                ----------------------------
Total from investment operations............................        (.94)      .39       .34
                                                                ----------------------------
Less distributions from:
 Net investment income......................................        (.08)     (.16)       --
 Net realized gains.........................................        (.19)     (.39)       --
                                                                ----------------------------
Total distributions.........................................        (.27)     (.55)       --
                                                                ----------------------------
Net asset value, end of year................................       $5.99     $7.20     $7.36
                                                                ============================
Total Return*...............................................    (13.13)%     6.01%     4.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................        $333      $519      $220
Ratios to average net assets:
 Expenses...................................................       2.20%     2.11%     2.21%**
 Net investment income......................................        .53%      .98%     1.38%**
Portfolio turnover rate.....................................      36.65%    27.19%    14.04%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 1, 1999 (effective date) to August 31, 1999.
++Based on average weighted shares outstanding.
 14

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Highlights (continued)

                                                                                     CLASS C
                                                         ----------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                         ----------------------------------------------------------------
                                                           2001          2000          1999           1998          1997
                                                           -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year...................       $7.19         $7.27         $6.78          $9.42        $8.47
                                                         ----------------------------------------------------------------
Income from investment operations:
 Net investment income...............................         .02           .05           .08            .08          .07
 Net realized and unrealized gains (losses)..........        (.96)          .35           .65          (2.05)        1.75
                                                         ----------------------------------------------------------------
Total from investment operations.....................        (.94)          .40           .73          (1.97)        1.82
                                                         ----------------------------------------------------------------
Less distributions from:
 Net investment income...............................        (.06)         (.09)         (.06)          (.08)        (.08)
 Net realized gains..................................        (.19)         (.39)         (.18)          (.59)        (.79)
                                                         ----------------------------------------------------------------
Total distributions..................................        (.25)         (.48)         (.24)          (.67)        (.87)
                                                         ----------------------------------------------------------------
Net asset value, end of year.........................       $6.00         $7.19         $7.27          $6.78        $9.42
                                                         ================================================================
Total Return*........................................    (13.17)%         6.15%        11.28%       (22.44)%       23.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)......................     $13,348       $20,729       $29,523        $38,287       $43,071
Ratios to average net assets:
 Expenses............................................       2.20%         2.11%         2.13%          2.03%        2.05%
 Net investment income...............................        .33%          .79%         1.11%           .96%         .75%
Portfolio turnover rate..............................      36.65%        27.19%        14.04%         23.52%       25.60%

*Total return does not reflect sales commissions or the contingent deferred sales charge.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Highlights (continued)

                                                                                  ADVISOR CLASS
                                                         ---------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------
                                                           2001          2000          1999          1998         1997+
                                                           ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year...................       $7.31         $7.42        $6.91          $9.55        $8.33
                                                         ---------------------------------------------------------------
Income from investment operations:
 Net investment income...............................         .07           .14          .16            .16          .10
 Net realized and unrealized gains (losses)..........        (.96)          .34          .65          (2.06)        1.12
                                                         ---------------------------------------------------------------
Total from investment operations.....................        (.89)          .48          .81          (1.90)        1.22
                                                         ---------------------------------------------------------------
Less distributions from:
 Net investment income...............................        (.11)         (.20)        (.12)          (.15)          --
 Net realized gains..................................        (.19)         (.39)        (.18)          (.59)          --
                                                         ---------------------------------------------------------------
Total distributions..................................        (.30)         (.59)        (.30)          (.74)          --
                                                         ---------------------------------------------------------------
Net asset value, end of year.........................       $6.12         $7.31        $7.42          $6.91        $9.55
                                                         ===============================================================
Total Return*........................................    (12.16)%         7.34%       12.33%       (21.51)%       14.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)......................      $2,929       $10,234       $6,236         $7,185       $7,895
Ratios to average net assets:
 Expenses............................................       1.21%         1.12%        1.14%          1.03%        1.05%**
 Net investment income...............................       1.10%         1.93%        2.26%          1.97%        2.18%**
Portfolio turnover rate..............................      36.65%        27.19%       14.04%         23.52%       25.60%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.
++Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
 16

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001

                                                                       COUNTRY              SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 89.4%
AIR FREIGHT & COURIERS
Airborne Inc. ..............................................        United States               1,300     $     17,628
                                                                                                          ------------
AUTO COMPONENTS 1.2%
Laird Group PLC.............................................        United Kingdom          2,900,000        8,013,025
                                                                                                          ------------
BANKS 4.4%
*Banca Popolare di Verona SCRL..............................            Italy                 564,800        5,894,770
Erste Bank der Oester Sparkassen AG.........................           Austria                219,010       11,631,860
National Bank of Canada.....................................            Canada                597,500       11,371,041
                                                                                                          ------------
                                                                                                            28,897,671
                                                                                                          ------------
BEVERAGES 1.8%
Grupo Continental SA........................................            Mexico              7,828,700       11,902,242
PanAmerican Beverages Inc., A...............................            Mexico                 15,300          293,301
                                                                                                          ------------
                                                                                                            12,195,543
                                                                                                          ------------
CHEMICALS 3.8%
Energia e Industrias Aragonesas Eia SA......................            Spain               1,641,000        7,959,797
Gurit Heberlein AG, Br. ....................................         Switzerland               14,900       10,578,772
Omnova Solutions Inc. ......................................        United States             641,000        4,313,930
Schuttersveld NV............................................         Netherlands              217,194        2,702,841
                                                                                                          ------------
                                                                                                            25,555,340
                                                                                                          ------------
COMMERCIAL SERVICES & SUPPLIES 3.2%
Arcadis NV..................................................         Netherlands              515,261        4,235,727
*ASE Test Ltd. .............................................            Taiwan                215,000        2,373,600
Kidde PLC...................................................        United Kingdom          9,399,500       10,872,739
*Observer AB................................................            Sweden                705,800        3,816,267
                                                                                                          ------------
                                                                                                            21,298,333
                                                                                                          ------------
COMMUNICATIONS EQUIPMENT .5%
+*Latitude Communications Inc. .............................        United States           1,080,600        1,480,422
Twentsche Kabel Holdings NV.................................         Netherlands               76,603        2,087,465
                                                                                                          ------------
                                                                                                             3,567,887
                                                                                                          ------------
*COMPUTERS & PERIPHERALS 1.2%
ATI Technologies Inc. ......................................            Canada                882,000        8,079,737
                                                                                                          ------------
CONSTRUCTION & ENGINEERING 1.2%
Grupo Dragados SA...........................................            Spain                 566,160        7,919,760
                                                                                                          ------------
CONSTRUCTION MATERIALS 1.9%
Gujarat Ambuja Cements Ltd. ................................            India               2,434,480        8,464,388
Gujarat Ambuja Cements Ltd., GDR, 144A......................            India                  82,600          287,035
Siam City Cement Public Co. Ltd., fgn. .....................           Thailand             1,184,600        4,030,623
                                                                                                          ------------
                                                                                                            12,782,046
                                                                                                          ------------

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                       COUNTRY              SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DISTRIBUTORS 2.3%
Li & Fung Ltd. .............................................          Hong Kong            11,639,000     $ 14,847,567
Scribona AB, B..............................................            Sweden                134,100          141,166
                                                                                                          ------------
                                                                                                            14,988,733
                                                                                                          ------------
DIVERSIFIED FINANCIALS .9%
BPI Socieda de Gestora de Participacoes Socias SA...........           Portugal             1,506,150        3,351,864
*Vontobel Holding AG........................................         Switzerland               97,500        2,675,474
                                                                                                          ------------
                                                                                                             6,027,338
                                                                                                          ------------
ELECTRICAL EQUIPMENT 2.0%
Draka Holding NV............................................         Netherlands              193,464       10,069,477
Halla Climate Control Co. Ltd. .............................         South Korea              124,500        3,196,556
                                                                                                          ------------
                                                                                                            13,266,033
                                                                                                          ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS 1.6%
Dae Duck Electronics Co. Ltd. ..............................         South Korea              912,520        7,000,153
*Orbotech Ltd. .............................................            Israel                161,500        3,741,955
                                                                                                          ------------
                                                                                                            10,742,108
                                                                                                          ------------
FOOD PRODUCTS 4.3%
Geest PLC...................................................        United Kingdom          1,180,000       11,843,815
Kamps AG....................................................           Germany                750,000        4,905,078
Lindt & Spruengli Chocolate Works Ltd. .....................         Switzerland               21,900       11,612,294
                                                                                                          ------------
                                                                                                            28,361,187
                                                                                                          ------------
GAS UTILITIES 1.5%
Gas Authority of India Ltd., GDR, 144A......................            India               1,280,500       10,083,938
                                                                                                          ------------
HEALTH CARE EQUIPMENT & SUPPLIES .9%
*Generale de Sante..........................................            France                150,000        2,707,330
Moulin International Holdings Ltd. .........................          Hong Kong            43,854,000        3,261,022
                                                                                                          ------------
                                                                                                             5,968,352
                                                                                                          ------------
HEALTH CARE PROVIDERS & SERVICES 3.0%
*eBenX Inc. ................................................        United States             826,000        3,460,940
OPG Groep NV................................................         Netherlands              181,850        6,078,736
*Triad Hospitals Inc. ......................................        United States             290,364       10,496,659
                                                                                                          ------------
                                                                                                            20,036,335
                                                                                                          ------------
*HOTELS RESTAURANTS & LEISURE 1.4%
Prime Hospitality Corp. ....................................        United States             792,000        9,092,160
                                                                                                          ------------

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                       COUNTRY              SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HOUSEHOLD DURABLES 4.5%
Bang & Olufsen AS, B........................................           Denmark                 65,881     $  1,342,197
LG Electronics Inc. ........................................         South Korea              500,000        5,048,924
Sangetsu Co. Ltd. ..........................................            Japan                 408,000        6,188,311
*Schuler Homes Inc. ........................................        United States             505,000        7,044,750
+Techtronic Industries Co. Ltd. ............................          Hong Kong            29,104,621       10,261,508
                                                                                                          ------------
                                                                                                            29,885,690
                                                                                                          ------------
HOUSEHOLD PRODUCTS 3.5%
Alberto-Culver Co., A.......................................        United States             396,150       14,261,400
Dial Corp. .................................................        United States             386,400        6,510,840
McBride PLC.................................................        United Kingdom          3,800,000        2,562,950
                                                                                                          ------------
                                                                                                            23,335,190
                                                                                                          ------------
INDUSTRIAL CONGLOMERATES 2.1%
Aalberts Industries NV......................................         Netherlands              637,913       13,906,724
*Grupo Industrial Saltillo SA, B............................            Mexico                425,750          339,361
                                                                                                          ------------
                                                                                                            14,246,085
                                                                                                          ------------
INSURANCE 1.0%
Radian Group Inc. ..........................................        United States             172,976        6,938,067
                                                                                                          ------------
*INTERNET SOFTWARE & SERVICES .8%
KPMG Consulting Inc. .......................................        United States             300,000        4,419,000
Vicinity Corp. .............................................        United States             758,300        1,122,284
                                                                                                          ------------
                                                                                                             5,541,284
                                                                                                          ------------
*IT CONSULTING & SERVICES 1.2%
Computer Horizons Corp. ....................................        United States             630,000        2,217,600
Gartner Inc., B.............................................        United States             500,000        4,875,000
                                                                                                          ------------
                                                                                                             7,092,600
                                                                                                          ------------
LEISURE EQUIPMENT & PRODUCTS .9%
Amer Group Ltd., A..........................................           Finland                260,100        6,258,560
                                                                                                          ------------
MACHINERY 3.8%
IHC Caland NV...............................................         Netherlands              142,300        7,135,035
METSO OYJ...................................................           Finland                190,800        1,726,195
SIG Holding AG..............................................         Switzerland               99,000        8,304,125
Swisslog Holding AG.........................................         Switzerland              274,825        8,150,647
                                                                                                          ------------
                                                                                                            25,316,002
                                                                                                          ------------

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                       COUNTRY              SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MEDIA 7.6%
Hollinger International Inc., A.............................        United States             694,280     $  9,060,354
*IM Internationalmedia AG...................................           Germany                206,500        4,407,990
Interpublic Group of Cos. Inc. .............................        United States             279,300        7,563,444
*L90 Inc. ..................................................        United States             538,100          694,149
*Scholastic Corp. ..........................................        United States             326,400       12,706,752
South China Morning Post Holdings Ltd. .....................          Hong Kong            27,486,000       15,857,714
                                                                                                          ------------
                                                                                                            50,290,403
                                                                                                          ------------
METALS & MINING 1.4%
AK Steel Holding Corp. .....................................        United States             540,000        7,030,800
*Ucar International Inc. ...................................        United States             200,000        2,540,000
                                                                                                          ------------
                                                                                                             9,570,800
                                                                                                          ------------
MULTILINE RETAIL 2.2%
Galeries Lafayette SA.......................................            France                 55,400        7,714,434
Hudsons Bay Co. ............................................            Canada                596,900        6,842,728
                                                                                                          ------------
                                                                                                            14,557,162
                                                                                                          ------------
OIL & GAS .3%
Canadian Natural Resources Ltd. ............................            Canada                 73,421        2,044,041
                                                                                                          ------------
PAPER & FOREST PRODUCTS 3.8%
+*Crown Van Gelder Papierfabrieken NV.......................         Netherlands              373,600        3,563,264
Hung Hing Printing Group Ltd. ..............................          Hong Kong            20,862,508        8,224,852
M-real OYJ, B...............................................           Finland                918,460        5,915,053
Munksjo AB..................................................            Sweden              1,300,000        7,464,543
                                                                                                          ------------
                                                                                                            25,167,712
                                                                                                          ------------
PHARMACEUTICALS 2.1%
Ono Pharmaceutical Co. Ltd. ................................            Japan                 222,000        6,995,504
Orion Yhtyma OYJ, B.........................................           Finland                372,900        6,655,904
                                                                                                          ------------
                                                                                                            13,651,408
                                                                                                          ------------
*REAL ESTATE .7%
Corporacion Geo SA, B.......................................            Mexico              4,600,000        4,745,621
                                                                                                          ------------
ROAD & RAIL 2.1%
Seino Transportation Co. Ltd. ..............................            Japan                 242,000        1,281,123
Stagecoach Holdings PLC.....................................        United Kingdom          6,000,000        7,397,308
Transportes Azkar SA........................................            Spain               1,008,133        5,421,153
                                                                                                          ------------
                                                                                                            14,099,584
                                                                                                          ------------
*SOFTWARE .1%
Synquest Inc. ..............................................        United States             970,000          931,200
                                                                                                          ------------

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                       COUNTRY              SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
SPECIALTY RETAIL 7.9%
Athlon Groep NV.............................................         Netherlands              585,340     $  6,380,307
Dickson Concepts International Ltd. ........................          Hong Kong             5,500,000        1,360,932
Giordano International Ltd. ................................          Hong Kong            50,497,348       24,440,048
+*Goodys Family Clothing Inc. ..............................        United States           2,065,100        9,912,480
Lex Service PLC.............................................        United Kingdom          1,296,000       10,263,634
                                                                                                          ------------
                                                                                                            52,357,401
                                                                                                          ------------
TRADING COMPANIES & DISTRIBUTORS 4.3%
Danske Traelast AS..........................................           Denmark                535,000        6,885,667
Internatio-Muller NV........................................         Netherlands              628,092       14,320,201
Samsung Corp. ..............................................         South Korea            1,500,000        7,538,160
                                                                                                          ------------
                                                                                                            28,744,028
                                                                                                          ------------
*TRANSPORTATION INFRASTRUCTURE .8%
Grupo Aeroportuario Del Sureste SA de CV, ADR...............            Mexico                308,000        5,082,000
                                                                                                          ------------
*WIRELESS TELECOMMUNICATION SERVICES 1.2%
Millicom International Cellular SA..........................          Luxembourg              483,000        7,645,890
                                                                                                          ------------
TOTAL COMMON STOCKS (COST $553,335,531).....................                                               594,393,882
                                                                                                          ------------
PREFERRED STOCKS 1.5%
Brasil Telecom SA, pfd. ....................................            Brazil            423,287,265        1,670,914
Hugo Boss AG, pfd. .........................................           Germany                352,480        7,940,325
                                                                                                          ------------
TOTAL PREFERRED STOCKS (COST $8,489,362)....................                                                 9,611,239
                                                                                                          ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST
  $561,824,893).............................................                                               604,005,121
                                                                                                          ------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                          -----------
(a)REPURCHASE AGREEMENTS 10.9%
Barclays Bank PLC, 3.63%, 9/04/01 (Maturity Value
  $30,012,100)
  Collateralized by U.S. Treasury Bills, Notes and Bonds,
    and U.S. Government Agency Securities...................        United States         $30,000,000       30,000,000
Dresdner Bank AG, 3.65%, 9/04/01 (Maturity Value $9,706,935)
  Collateralized by U.S. Treasury Bills, Notes and Bonds,
    and U.S. Government Agency Securities...................        United States           9,703,000        9,703,000
Paribas Corp., 3.67%, 9/04/01 (Maturity Value $33,013,457)
  Collateralized by U.S. Treasury Bills, Notes and Bonds,
    and U.S. Government Agency Securities...................        United States          33,000,000       33,000,000
                                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS (COST $72,703,000)..............                                                72,703,000
                                                                                                          ------------
TOTAL INVESTMENTS (COST $634,527,893) 101.8%................                                               676,708,121
OTHER ASSETS, LESS LIABILITIES (1.8%).......................                                               (12,205,142)
                                                                                                          ------------
TOTAL NET ASSETS 100.0%.....................................                                              $664,502,979
                                                                                                          ============

*Non-income producing.
+See note 6 regarding holdings of 5% voting securities.
(a)At August 31, 2001, all repurchase agreements held by the Fund had been entered into on that date.
                       See Notes to Financial Statements.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001


Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $527,351,482)..................    $578,787,447
  Non controlled affiliates (cost $34,473,411)..............      25,217,674   $604,005,121
                                                                ------------
 Repurchase agreements, at value and cost...................                     72,703,000
 Cash.......................................................                        611,548
 Receivables:
  Investment securities sold................................                        818,087
  Capital shares sold.......................................                      1,605,766
  Dividends and interest....................................                      1,741,843
                                                                               ------------
      Total assets..........................................                    681,485,365
                                                                               ------------
Liabilities:
 Payables:
  Investment securities purchased...........................                     14,927,471
  Capital shares redeemed...................................                        877,555
  To affiliates.............................................                        884,154
 Other liabilities..........................................                         41,696
 Accrued expenses...........................................                        251,510
                                                                               ------------
      Total liabilities.....................................                     16,982,386
                                                                               ------------
Net assets, at value........................................                   $664,502,979
                                                                               ============
Net assets consist of:
 Undistributed net investment income........................                   $  5,789,112
 Net unrealized appreciation................................                     42,138,532
 Accumulated net realized loss..............................                    (19,773,699)
 Capital shares.............................................                    636,349,034
                                                                               ------------
Net assets, at value........................................                   $664,502,979
                                                                               ============
CLASS A:
 Net asset value per share ($647,892,529 / 106,225,388
   shares outstanding)......................................                          $6.10
                                                                               ============
 Maximum offering price per share ($6.10 / 94.25%)..........                          $6.47
                                                                               ============
CLASS B:
 Net asset value and maximum offering price per share
  ($333,038 / 55,628 shares outstanding)*...................                          $5.99
                                                                               ============
CLASS C:
 Net asset value per share ($13,348,406 / 2,223,222 shares
  outstanding)*.............................................                          $6.00
                                                                               ============
 Maximum offering price per share ($6.00 / 99.00%)..........                          $6.06
                                                                               ============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($2,929,006 / 478,746 shares outstanding).................                          $6.12
                                                                               ============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 22

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001


Investment Income:
 (net of foreign taxes of $1,648,698)
 Dividends..................................................    $16,400,334
 Interest...................................................      2,520,337
                                                                -----------
      Total investment income...............................                   $  18,920,671
Expenses:
 Management fees (Note 3)...................................      5,614,864
 Administrative fees (Note 3)...............................      1,022,051
 Distribution fees (Note 3)
  Class A...................................................      1,807,612
  Class B...................................................          3,999
  Class C...................................................        158,090
 Transfer agent fees (Note 3)...............................      1,878,000
 Custodian fees.............................................        246,700
 Reports to shareholders....................................         43,500
 Registration and filing fees...............................         52,600
 Professional fees..........................................        113,100
 Directors' fees and expenses...............................         85,400
 Other......................................................          4,550
                                                                -----------
      Total expenses........................................                      11,030,466
                                                                               -------------
            Net investment income...........................                       7,890,205
                                                                               -------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................    (11,890,721)
  Foreign currency transactions.............................       (811,431)
                                                                -----------
      Net realized loss.....................................                     (12,702,152)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................    (99,912,271)
  Deferred taxes (Note 1g)..................................        263,125
  Translation of assets and liabilities denominated in
    foreign currencies......................................        (41,696)
                                                                -----------
      Net unrealized depreciation...........................                     (99,690,842)
                                                                               -------------
Net realized and unrealized loss............................                    (112,392,994)
                                                                               -------------
Net decrease in net assets resulting from operations........                   $(104,502,789)
                                                                               =============

                       See Notes to Financial Statements.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2001 AND 2000

                                                                    2001                 2000
                                                                ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   7,890,205       $   16,310,779
  Net realized gain (loss) from investments and foreign
   currency transactions....................................      (12,702,152)          43,671,047
  Net unrealized appreciation (depreciation) on investments, deferred taxes, and translation of assets and liabilities
   denominated in foreign currencies........................      (99,690,842)          28,008,040
                                                                ----------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (104,502,789)          87,989,866

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................      (12,720,442)         (24,567,426)
   Class B..................................................           (5,944)              (4,026)
   Class C..................................................         (165,575)            (334,497)
   Advisor Class............................................         (168,936)            (167,074)
  Net realized gains:
   Class A..................................................      (22,795,831)         (56,072,249)
   Class B..................................................          (13,773)             (10,395)
   Class C..................................................         (514,530)          (1,514,644)
   Advisor Class............................................         (271,853)            (328,140)
                                                                ----------------------------------
 Total distributions to shareholders........................      (36,656,884)         (82,998,451)

 Capital share transactions (Note 2):
   Class A..................................................     (168,668,071)        (112,391,262)
   Class B..................................................         (146,588)             284,167
   Class C..................................................       (4,222,027)          (8,468,081)
   Advisor Class............................................       (5,566,400)           3,881,826
                                                                ----------------------------------
 Total capital share transactions...........................     (178,603,086)        (116,693,350)
    Net decrease in net assets..............................     (319,762,759)        (111,701,935)

Net assets:
 Beginning of year..........................................      984,265,738        1,095,967,673
                                                                ----------------------------------
 End of year................................................    $ 664,502,979       $  984,265,738
                                                                ==================================

Undistributed net investment income included in net assets:
 End of year................................................    $   5,789,112       $   13,059,255
                                                                ==================================

                       See Notes to Financial Statements.
 24

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Smaller Companies Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund will invest primarily in the equity securities of smaller companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

At August 31, 2001, there were 1.5 billion shares authorized ($0.20 par value) of which 750 million, 100 million, 550 million, and 100 million were designated as Class A shares, Class B shares, Class C shares, and Advisor Class shares, respectively. Transactions in the Fund's shares were as follows:

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 2001                                    2000
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS A SHARES:
Shares sold.......................................   153,784,914    $   990,661,128          648,287,682    $ 4,625,765,024
Shares issued on reinvestment of distributions....     4,996,347         30,692,312           10,545,804         69,941,217
Shares redeemed...................................  (183,121,445)    (1,190,021,511)        (671,505,503)    (4,808,097,503)
                                                    -----------------------------------------------------------------------
Net decrease......................................   (24,340,184)   $  (168,668,071)         (12,672,017)   $  (112,391,262)
                                                    =======================================================================

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 2001                                    2000
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS B SHARES:
Shares sold.......................................       257,639    $     1,573,424              124,024    $       871,758
Shares issued on reinvestment of distributions....         3,235             19,643                2,187             14,422
Shares redeemed...................................      (277,355)        (1,739,655)             (83,972)          (602,013)
                                                    -----------------------------------------------------------------------
Net increase (decrease)...........................       (16,481)   $      (146,588)              42,239    $       284,167
                                                    =======================================================================

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 2001                                    2000
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS C SHARES:
Shares sold.......................................     3,520,532    $    21,962,460            4,746,433    $    33,310,308
Shares issued on reinvestment of distributions....        99,628            606,093              245,032          1,609,170
Shares redeemed...................................    (4,278,365)       (26,790,580)          (6,171,879)       (43,387,559)
                                                    -----------------------------------------------------------------------
Net decrease......................................      (658,205)   $    (4,222,027)          (1,180,414)   $    (8,468,081)
                                                    =======================================================================

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 2001                                    2000
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.......................................       263,715    $     1,663,443            3,149,686    $    22,532,444
Shares issued on reinvestment of distributions....        71,493            439,175               73,990            491,828
Shares redeemed...................................    (1,256,253)        (7,669,018)          (2,663,832)       (19,142,446)
                                                    -----------------------------------------------------------------------
Net increase (decrease)...........................      (921,045)   $    (5,566,400)             559,844    $     3,881,826
                                                    =======================================================================

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TIC of 0.75% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31, 2001, unreimbursed costs were $196,516. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $95,701 and $127,739, respectively.

4. INCOME TAXES

The cost of securities for federal income tax purposes is the same as that shown in the Statement of Investments. At August 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $140,340,418
Unrealized depreciation.....................................   (98,160,190)
                                                              ------------
Net unrealized appreciation.................................  $ 42,180,228
                                                              ============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At August 31, 2001, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $19,297,432 and $476,267, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividend paid deduction for tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2001 aggregated $258,747,056 and $369,646,134, respectively.

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at August 31, 2001 were as shown below.

                                       NUMBER OF                                NUMBER OF
                                      SHARES HELD      GROSS       GROSS       SHARES HELD        VALUE       DIVIDEND INCOME
NAME OF ISSUER                       AUG. 31, 2000   ADDITIONS   REDUCTIONS   AUG. 31, 2001   AUG. 31, 2001   9/01/00-8/31/01
-----------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Crown Van Gelder Papierfabrieken
 NV................................      373,600        --              --        373,600      $ 3,563,264       $     --
Fives-Lillie Cie De................      133,133        --         133,133             --               --             --
Goodys Family Clothing Inc. .......    2,065,100        --              --      2,065,100        9,912,480             --
Latitude Communications Inc. ......    1,180,600        --         100,000      1,080,600        1,480,422             --
Pfsweb Inc. .......................    1,023,851        --       1,023,851             --               --             --
Techtronic Industries Co. Ltd. ....   29,104,621        --              --     29,104,621       10,261,508        373,202
                                                                                              -------------------------------
TOTAL NON CONTROLLED AFFILIATES....                                                            $25,217,674       $373,202
                                                                                              ===============================

                                      REALIZED
                                       CAPITAL
NAME OF ISSUER                        GAIN/LOSS
-------------------------------------------------
NON CONTROLLED AFFILIATES
Crown Van Gelder Papierfabrieken
 NV................................  $        --
Fives-Lillie Cie De................    4,084,871
Goodys Family Clothing Inc. .......           --
Latitude Communications Inc. ......     (932,373)
Pfsweb Inc. .......................   (4,461,393)
Techtronic Industries Co. Ltd. ....           --
                                     -----------
TOTAL NON CONTROLLED AFFILIATES....  $(1,308,895)
                                     ===========

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Global Smaller Companies Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Smaller Companies Fund, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
September 26, 2001

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Tax Designation
Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $7,241,709 as a capital gain dividend for the fiscal year ended August 31, 2001.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 10.71% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2001.

At August 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record on October 18, 2001.

                                                                      CLASS A                               CLASS B
                                                         ------------------------------------------------------------------------
                                                          FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                  PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Austria................................................     $0.0003            $0.0010            $0.0003            $0.0004
Bermuda................................................      0.0000             0.0008             0.0000             0.0003
Brazil.................................................      0.0001             0.0005             0.0001             0.0002
Canada.................................................      0.0008             0.0025             0.0008             0.0009
China..................................................      0.0000             0.0003             0.0000             0.0001
Denmark................................................      0.0004             0.0012             0.0004             0.0005
Finland................................................      0.0014             0.0044             0.0014             0.0017
France.................................................      0.0000             0.0000             0.0000             0.0000
Germany................................................      0.0004             0.0019             0.0004             0.0007
Hong Kong..............................................      0.0000             0.0094             0.0000             0.0035
India..................................................      0.0000             0.0007             0.0000             0.0003
Japan..................................................      0.0003             0.0009             0.0003             0.0003
Mexico.................................................      0.0004             0.0025             0.0004             0.0010
Netherlands............................................      0.0042             0.0127             0.0042             0.0048
Portugal...............................................      0.0002             0.0005             0.0002             0.0002
South Korea............................................      0.0006             0.0018             0.0006             0.0007
Spain..................................................      0.0009             0.0027             0.0009             0.0010
Sweden.................................................      0.0007             0.0022             0.0007             0.0008
Switzerland............................................      0.0012             0.0024             0.0012             0.0009
Thailand...............................................      0.0001             0.0003             0.0001             0.0001
United Kingdom.........................................      0.0033             0.0155             0.0033             0.0058
                                                         ------------------------------------------------------------------------
TOTAL..................................................     $0.0153            $0.0642            $0.0153            $0.0242
                                                         ========================================================================

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Tax Designation (continued)

                                                                      CLASS C                            ADVISOR CLASS
                                                         ------------------------------------------------------------------------
                                                          FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                  PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Austria................................................     $0.0003            $0.0004            $0.0003            $0.0012
Bermuda................................................      0.0000             0.0003             0.0000             0.0010
Brazil.................................................      0.0001             0.0002             0.0001             0.0005
Canada.................................................      0.0008             0.0009             0.0008             0.0030
China..................................................      0.0000             0.0001             0.0000             0.0003
Denmark................................................      0.0004             0.0005             0.0004             0.0015
Finland................................................      0.0014             0.0017             0.0014             0.0053
France.................................................      0.0000             0.0000             0.0000             0.0000
Germany................................................      0.0004             0.0007             0.0004             0.0023
Hong Kong..............................................      0.0000             0.0035             0.0000             0.0112
India..................................................      0.0000             0.0003             0.0000             0.0009
Japan..................................................      0.0003             0.0003             0.0003             0.0010
Mexico.................................................      0.0004             0.0009             0.0004             0.0030
Netherlands............................................      0.0042             0.0048             0.0042             0.0151
Portugal...............................................      0.0002             0.0002             0.0002             0.0006
South Korea............................................      0.0006             0.0007             0.0006             0.0022
Spain..................................................      0.0009             0.0010             0.0009             0.0032
Sweden.................................................      0.0007             0.0008             0.0007             0.0027
Switzerland............................................      0.0012             0.0009             0.0012             0.0029
Thailand...............................................      0.0001             0.0001             0.0001             0.0004
United Kingdom.........................................      0.0033             0.0058             0.0033             0.0184
                                                         ------------------------------------------------------------------------
TOTAL..................................................     $0.0153            $0.0241            $0.0153            $0.0767
                                                         ========================================================================

In January 2002, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2001. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]


Franklin Templeton Investments
One Franklin Parkway
San Mateo, CA  94403-1906













ANNUAL REPORT

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

AUDITORS

PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Global Smaller Companies Fund, Inc. prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


103 A2001 10/01                     [RECYCLE LOGO] Printed on recycled paper